Exhibit 26 (g) iv. a. 6.

AMENDMENT              to the

AUTOMATIC YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: February 8, 1999

Coverage: Variable Life Select Inforce / First Dollar Quota Share

Reinsurer Treaty ID:

Effective May 1, 2012, (the “Amendment Effective Date”), Schedule B – Reinsurance Basis & Participation Limits of the above-referenced Agreement will be replaced with the attached Schedule B – Reinsurance Basis & Participation Limits revising the Ceding Company’s             . Reinsurer’s Share/Participation             .

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	3-18-13
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	3-18-13
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	3-18-13
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Emily Roman	Date:	3/8/13
Print name:	Emily Roman
Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	3/11/13
Print name:	Melinda A Webb
Title:	Associate General Counsel, Treaty

[page break]

SCHEDULE B: REINSURANCE BASIS & PARTICIPATION LIMITS

Basis of Reinsurance: The Reinsurer shall participate in a pool of reinsurers on a              for eligible             .

Ceding Company’s Share/Participation:

Effective

The Ceding Company shall retain             % of each             .

Effective

The Ceding Company shall retain             % of each             .

Effective

The Ceding Company shall retain             % of each             .

Reinsurer’s Share/Participation: The Reinsurer’s share shall be             % of the             .

Jumbo Limit: $             of life insurance inforce and applied for.

Automatic Binding Limit: $

Automatic Issue Limit: $            .

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS shown in the attached Exhibit

(the “Selected Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective May 21, 2013, (the “Amendment Effective Date”), the Ceding Company and the Reinsurer agree to a              for the VL+ / VLS inforce              (the “            ”) under the Life YRT Agreements listed in Exhibit A attached hereto (the “Selected Agreements”). The              agreed to by the Ceding Company and the Reinsurer used agreed upon             .

The Ceding Company and the Reinsurer have agreed to a              amount of $             (the “            ”) to be             . The Ceding Company agrees to             . The TAI reinsurance system (“TAI”) does             . The attained age has             .

            .

Except as otherwise provided herein or otherwise agreed upon in writing by the Ceding Company and Reinsurer, all other terms, provisions, and conditions of the Selected Agreements remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-6-13
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-6-13
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	6-6-13
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Emily Roman	Date:	5/28/13
Print name:	Emily Roman
Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY.

By:	/s/ Melinda A Webb	Date:	5/28/13
Print name:	Melinda A Webb
Title:	Associate General Counsel, Treaty

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EXHIBIT A

Munich’s Agreement Number	Amendment Number	Effective Date of Agreement	Description	TAI Code
		1/1/1999	VL+ Inforce
		2/8/1999	VLS Inforce